Amendment No. 3 to Shipbuilding Contract
                                  (Hull BN 460)

THIS AMENDMENT NO. 3 TO SHIPBUILDING CONTRACT is made as of July 7, 2006 by and between AKER PHILADELPHIA SHIPYARD, INC., a corporation organized under the laws of Pennsylvania, having its principal office at 2100 Kitty Hawk Avenue, Philadelphia, PA 19112 (the "BUILDER") and MATSON NAVIGATION COMPANY, INC., a corporation organization under the laws of Hawaii, having its principal office at 555 12th Street, Oakland, CA 94607 (the "BUYER").

                                 R E C I T A L S
         WHEREAS, the parties entered into that certain Shipbuilding Contract dated as of February, 14, 2005 for the purchase of one (1) CV 2500 type container vessel, designated as Builder's Hull No. BN 460 (the "Shipbuilding Contract"); and

         WHEREAS, the parties wish to amend the Shipbuilding Contract to reflect certain agreements as to priority work remaining to be performed on the Vessel and their status upon delivery of the Vessel.

         NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and adequacy of which are acknowledged, the parties hereby agree as follows:

         1. ARTICLE VII, 2, second paragraph, of the Shipbuilding Contract shall be deleted and the following paragraphs substituted therefor:

         The BUYER shall take delivery of the VESSEL if it is substantially complete. The VESSEL shall not be deemed to be "substantially complete" if the aggregate value of the delivery deficiencies excluding those items of work as provided in the next paragraph is in excess of ONE MILLION DOLLARS ($1,000,000.00) or if any of the items identified as required for delivery in Exhibit 1A are not completed.

         2.  The BUYER and the BUILDER also agree as follows:

             a.  The BUYER and the BUILDER have agreed that:

                      (i) The items of work listed in Exhibit 1B constitute priority work items that must be completed by the BUILDER before the VESSEL sails (the "Sailing Work"); and if the VESSEL is delivered without any of such work items having been completed delivery of the Vessel will proceed, but the remaining items will be included in Exhibit 1 to the PROTOCOL OF DELIVERY AND ACCEPTANCE and no funds will be released from the related escrow fund holdback for any work until all
                  Exhibit 1B items are completed or the Vessel sails.

                      (ii) BUYER has prepared a list of deficiency items and has identified among the deficiencies the work items that BUYER desires to have completed prior to sailing. A list of second priority items is attached as Exhibit 1C (the "Second Priority Sailing Work"). If the VESSEL is delivered without such work items having been completed, the remaining items will be included in Exhibit 1 to the PROTOCOL OF DELIVERY AND ACCEPTANCE and funds will be released as work on such items is completed provided the precondition to payment in (i) above is satisfied.

                      (iii) BUYER and BUILDER have entered into two change orders for modifications to the galley area, COA-44 and 44b, that were anticipated to be completed by BUILDER after delivery but before sailing of the Vessel (the "Galley Modifications"). BUYER has also provided BUILDER with a list of additional items of work as described in Exhibit 1D (the "Additional Work") that BUYER has requested that BUILDER complete under the Agreement Concerning Post Delivery Work prior to sailing.

                      (iv) BUYER's planned sailing of the Vessel is now scheduled for August 5, 2006. BUILDER will provide BUYER by July 11, 2006 with a Production Schedule detailing completion of the Sailing Work, the Second Priority Sailing Work, the Galley Modifications and the Additional Work prior August 5, 2006. The Production Schedule must include the following details: estimated major milestones for galley completion, estimated compartment completion of accommodations by deck, estimated completion of open test memos by test memo and estimated final completion date for Vessel departure. Except as provided in (i) and (ii) above and in COA-44 and 44b, payment for such work to be paid as completed. Additional details regarding payment for such work, as well as other matters relating to the Post Delivery availability period contemplated herein shall be set forth in a separate Agreement Concerning Post Delivery Work to be executed at delivery.

             b. The BUYER will accept the BUILDER'S force majeure claim of 54 days relating to the late delivery of the main engine and to change the Contract Delivery Date from May 7, 2006 to June 30, 2006.

             c. For the purpose of calculating interest pursuant to ARTICLE II, 1, c, the date for the "Float out of the Vessel" shall be May 10, 2006.

             d. The BUYER will commit on July 7, 2006 with its lender to have funds available for the planned Vessel delivery on July 12, 2006. If the Vessel is not or cannot be delivered on July 12, 2006 either because of the Vessel is not substantially complete in accordance with the requirements of ARTICLE VII, 2 of the Shipbuilding Contract or because of any other actions or failures of the BUILDER, then the BUILDER will pay the breakage costs actually incurred by the BUYER to its lender.

         3.  No Additional Changes Except as otherwise herein expressly
             ---------------------
provided, all other provisions of the Shipbuilding Contract shall remain in full force and effect.

         4.  Counterparts. The Amendment may be executed in any number of
             ------------
counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart by facsimile or electronic transmission will be deemed as effective as delivery of an originally executed counterpart.

         IN WITNESS WHEREOF, the parties have duly executed this Amendment No. 3 to Shipbuilding Contract as of the date first set forth.

                             AKER PHILADELPHIA SHIPYARD, INC.

                             By: /s/ David E. Meehan
                                 ----------------------------
                                 David E. Meehan
                             Title:  President and CEO

                             MATSON NAVIGATION COMPANY, INC.

                             By: /s/ K. C. O'Rourke
                                 ----------------------------
                                 K. C. O'Rourke
                             Title: Senior Vice President



Exhibit 1A
                        MAUNALEI - DELIVERY REQUIREMENTS

                               USCG WORKLIST ITEMS
                                   7 JULY 2006




  No.    DESCRIPTION
  ---    -----------


  1.     Show proper operation of OWS, and post pollution placard.

  2.     Show proper operation of Water Mist system.

  3. Ensure G/A alarm, enunciators, is working properly, non-volume controlled.


                WORKLIST ITEMS TO BE COMPLETED PRIOR TO DELIVERY
                                   3 JULY 2006


         REFERENCE DOC.     ITEM #              DESCRIPTION
         --------------     ------              -----------

         UNFINISHED WORK
  4.     ITEMS               178     Replace damaged monorail crane cable

         UNFINISHED WORK
  5.     ITEMS               232     Ballast System TLE's Tks 1.04&1.05

         UNFINISHED WORK
  6.     ITEMS               267     Prove Bilge Suctions to three valve nitches

         TEST MEMO
  7.     STATUS #460         C1      ALFAL LAVAL SEPARATORS

         TEST MEMO
  8.     STATUS #460         C18     FIXED WATER MIST FIRE EXTINGUISHING

         TEST MEMO
  9.     STATUS #460         C21     BILGE WATER SEPARATOR

         TEST MEMO
 10.     STATUS #460         C32     GA\PA SYSTEM

Exhibit 1B
                         MAUNALEI - SAILING REQUIREMENTS

                               USCG WORKLIST ITEMS
                                   7 JULY 2006


  1.     Relocate lower level E/R hose reel closer to hydrant.
  2.     Provide G/A alarm and siren in #5 hold.
  3.     Install a red light/lens on SSDG room for the G/A alarm.
  4. Provide adequate protective covering on the back of the main electrical switch board.
  5. Provide the following documents; Stability letter, ISM manuals, COFR, COD, life raft certificates, loading manual, SOPEP, VRP.
  6. Demonstrate proper operation of Emergency lighting in all cargo holds. Correct discrepancies as indicated on inspection record DTD 26 Jun 1006.


                               GL WORKLIST ITEMS -
                                   7 JULY 2006

  No.    DESCRIPTION
  ---    -----------

  1.     Water Mist System to complete and re-test outstanding items.
  2.     Outstanding certificates for Equipment to supply.
  3. Inclining Experiment to undertake and Stability Booklet to compile and have approved by GL.
  4.     Steam Lines and Flanges to complete insulation.
  5.     Completion of all outstanding Blue Marks to be undertaken.
  6. Completion of all outstanding inspections, (especially electrical cabling).
  7.     LT FW Pumps overheating and overloading, (140/142 Amp; 68C) to rectify.
  8.     ME LO Pump E-Motor Temp at 70C to advise or rectify.
  9.     SW P/Ps vibration to cure
 10.     LT P/Ps vibration to cure.
 11.     Boiler Gauge Glasses visibility from control stand to enhance.
 12.     Provide approved inclining results
 13.     Stbd Emergency exit hatch facing wrong way, to be refitted.
 14.     Drains condenser continuous water hammer to be cured.
 15. Cabling installation to be completed, (properly secured, seperated, laid).
 16.     Bridge wing consoles, gyro repeaters and aerials vibrations to cure.
 17. Vibration and noise issues exceeding acceptable limits as per GL Consultants report to rectify.




Exhibit 1C
                    MAUNALEI - SECOND PRIORITY SAILING ITEMS

  No.    DESCRIPTION
  ---    -----------

  19     Cable splice FR 120
  20     Cable splice FR 80
  24     Cable temp sensor TK 8 no loop.
  35     Cable Splices over LO purifiers
  41     CH 4 No separtion of control & power cables
  42     Armored cables feeding LTFW not grounded.
  48     Loose Cables Purifier area.
  55     Intrinsicly safe cables - traced in blue.
  61     Install rudder post locking device properly.
  65     Ballast Tks 1.06&1.07 burn marks in tk-coat
  66     Lashing Rod for Monorail Crane
  69     Missing PA/GA Horns in CH 5
  77     Handrail on P&S platforms @ FR 211
  78     SW Overboard Valve From LT Coolers
  81     Cargo Hold 2 Cable Separation
  82     Main Swbd Loose and Uninsulated Cable
  83     Fuel Pipe Heat Trace System
  84     Ungrounded Cable Shields Cargo Hold 2
  86     Cables too close to heat trace lines.
  90     Bridge Batteries
  91     Bridge Battery Bank Wiring
  94     230V Transformer Cables
  97     Main LO Pump Cable - Deck Penetration
  99     Electrical Cable Termination
 104     Identify and Repair Exposed Cable
 105     Properly Splice Cable
 112     Remove Excessive Cable
 128     Complete Insulation No. 4 Cargo Hold
 139     Install Missing Handrail No. 1 Cargo Hold
 146     Install missing handrails and caps No 2 CH
 150     Install Missing Elec Receptacle
 151     Install Missing Elec Receptacle
 152     Install Missing Elec Receptacle
 153     Install Missing Elec Receptacle
 154     Install Missing Elec Receptacle
 155     Install Missing Elec Receptacle
 156     Install Missing Elec Receptacle
 158     Install Missing Elec Receptacle
 167     Bow Thruster Cable Chafing
 168     Fan E33 Control Circuit Wiring
 172     Escape Trunk PT100 Cable Installation
 173     Escape Trunk Wiring Support
 174     Electric Cable Termination
 176     Replace borken hatch indicator switch
 178     Replace damaged monorail crane cable
 182     Cable Termination 5th deck E room
 183     Cable Termination 5th deck E room
 184     Cable Termination under Main Swbd
 191     Securing of UPS Unit
 193     Steering Gear Control Panel Wiring
 196     MCT packing under main switchboard
 214     Repair Navtex receiver
 216     Install missing vessel name boards
 218     Repair Gyro Failure Alarm
 220     Steam Dump Condenser
 221     Repair No. 1 and 2 LT Cooling Pumps
 222     Repair Leak on No 1 HFO Separator
 226     Replace seals on No. 1&2 Boiler Feed Pump
 228     Scavenge Air Drain Tank Releif Valve Piping
 229     Replace HVAC Gages
 230     Main Engine Exhaust Leak
 231     Boiler Exhaust Piping Vibration
 232     Ballast System TLE's Tks 1.04&1.05
 239     SW Coolers Inlet Thermometers
 241     HT Cooling Pipe Support
 248     DG Booster Pump Change Over Controls
 250     Main SW Strainers
 252     Main Engine Turning Gear Motor
 254     Main Engine Cyl No.6 Ex. Valve Drain valve
 256     Evap Fill Valve to Double Bottom
 257     Main Engine CW Vent Piping Support
 259     Diesel Gen No.1&2 Turbo outlet Thermometer
 263     Main Engine Exhaust Line Supports
 290     Steering Gear Flat Handrail
 291     Steering Gear Flat Chafing
 294     CO2 Piping Hanger
 297     Fire Main Hanger
 310     Main Deck Penetration
 311     Exterior Main Deck Penetration
 313     Exterior Main Deck Penetration
 314     Exterior Main Deck Penetration
 324     Exterior Main Deck Missing Locking Clips
 327     Exterior Main Deck Hatch Cover Dogs
 331     Exterior Main Deck Leak
 353     Diesel Generator Control Cable Support
 355     Rescue Boat Heater Indicator Lamp
 360     Heeling Pump Junction Box
 361     Bridge Control Console Chafing
 362     Bridge Radio/GMDSS Console Chafing
 377     Deck Containment and Funnel
 381     Tank and Bilge Well Cleaning
 382     Main & Emergency Fire Pump Controls
 385     Securing of Cables on Open Decks
 393     SLOPS Disposal  60 tons
 398     Remove FO Manhole Cover Handles #4Cargo
 399     Install Missing Handrail No. 4 Cargo Hold
 400     Replace missing/broken term guardsDBC4
 403     Presentation of Machinery Spart Parts for Ver
 404     Cable Separation DB2 Platform Deck
 405     Cable Separation DB2 Platform Deck
 406     Repair Power On Light in Reefer Panel DBC4
 408     Flying Bridge floodlight conduit support port
 411     Bridge Control & GMDSS frame gounding
 412     House Heads drains & vents/Sewage smell
 413     Replace missing/broken term guardsDBC3
 414     Properly Terminate cables in 5th deck Eroom
 417     Cable Separation from heat source Fr 20 port
 419     Cable Separation from heat source Fr 20 port
 420     Correct Cable Chafing FR 18 Stbd Side
 421     Properly Terninate cable in fire control room
 425     Weekly Item List Feb16-2 Valve Niche Exh.
 426     Weekly Item List Feb 16-8 Tank 1,05 Clean
 428     Weekly Item List Mar30-5 Automation Wiring
 431     Weekly Item List Apr13-7 Sun Awning
 432     Weekly Item List Apr 27-7 Splice As builts
 435     Weekly Item List May18-3 LO Pump Elec.
 436     Correct Wiring Jumper on Circuit X15 in DB1
 437     Correct Wiring for oil residue pump in DB1
 438     Locate splice at FR 170 stbd side in J Box
 439     Correct Chafing at FR81 stbd void in ovrhd
 440     Properly pack MCT in room 513
 442     Correct Chafing on foremast aft of breakwater
 443     Properly terminate cables in EngRmEscape
 444     Install explosion proof plug in Paint Locker
 445     Weekly Item List May25-2 Purifier sensors
 451     Fill Open Chicklet in lower ER
 454     Fair warped 2nd deck of ER
 455     Repair leaking flange FR 10 stbd
 456     Repair leaking flange on top of cyl LO tank
 457     Connect RTD FR22 stbd
 461     Weld pipe hanger above Gen #4
 464     Weld pipe hanger above Gen #2
 465     Grind Weld seams on Gen flat trollies
 466     Install missing pipe hanger above Gen #2
 469     Refit lifting beam above inbd air compressor
 470     Complete missing structural weld
 472     Weld dosing unit at platform deck
 474     Provide access or reach rod to sewage valve
 476     Provide safe access to steam manifold valves
 477     Degrease and clean purifier area
 478     Replace cracked brass water valve HFO pur.
 479     Clear blocked drain near MDO purifier
 481     Clear blocked deck drain near air compressor
 484     Install missing step in void FR 11
 485     Reweld three CO2 hangers FR 14 stbd
 487     Secure tachometer mount on main engine
 489     Weld hanger to tank top in shaft alley
 490     Weld hanger in shaft alley
 492     Weld hanger in shaft alley
 493     Add hanger to tubing in shft alley
 494     Clear blocked drain near dirty oil pump
 499     Repair leaking pneumatic valve
 500     Weld 3 tubing hangers ER bilge
 502     Repair leaking FO fitting ER bilge
 503     Weld pipe hanger in ER bilge
 504     Install hanger cap in ER bilge
 505     Weld out pump and catwalk foundation ER
 506     Provide access to valve on feed water fill pump
 507     Weld cap on kick pipe ER bilge
 510     Provide lint trap main laundry
 512     Properly mount fire detector fwd of boiler
 513     Replace missing watch duty reset button
 516     Install missing handrail safety chain FR 211
 517     Install missing handrail Cargo Hold No. 4
 518     Weld Out Cable Tray Support in 1st dk eroom
 519     Weld Out handrails near treatment rm 2nd dk
 521     Replace and Demostrate Valve Niche Elec.
 522     Repair Fire Fighting Pump off lights in console
 523     Secure Microprocessor & UPS - Ship' office
 524     Replace Temporary Choker on Compass
 525     Properly terminate cable under DG4 alternator
 526     Install hanger on boiler HFO return line
 527     Install cable to PT100sensor for Tank 5.01
BLUE MARK INSPECTION DB         3629       FIRE DETECTION SYSTEM
BLUE MARK INSPECTION DB         3665       QUICK CLOSING VALVE\FIRE DAMPERS



Exhibit 1D
                        MAUNALEI - ADDITIONAL WORK ITEMS

Item
No.      Description
----     -----------

  1      Remove existing shelving, install foundations and Lista Cabinets
  2      Prefabricate and install foundations, and install Lista cabinets
  3      Prefabricate and install foundations, and install Lista cabinets
  4      Wire in additional ME sensor points to monitoring system
  5 Install 28 cylinder exhaust temperature sensors and rails, wire into monitoring system
  6      Install Kyma shaft horsepower meter
  7      Marinfloc OWS piping requirements & wiring
  8      Install PMI system on ME
  9      Modify piping to connect into MDO system
 10      Install sink and drinking fountain
 11      Modify 28 lashing bar brackets Main deck
 12      Furnish and install turnbuckle bins in bson store
 13      Paint hatch cover sockets
 14      Install accordion door between officer/duty mess
 15      Hand rails on aft end of stack exhaust deck
 16      2 Pilot ladder stowage boxes on main deck
 17      Matson gangway platforms Port & Stbd
 18      Cascade air bottle system
 19      Remove/relocate deck ladders
 20      Install lashing bar bins in-between hatches
 21      Install 3 keyless entry security locks
 22      Mounting bracket for Billy Pugh on house blkhd
 23      Security bars on coaming openings
 24      Lista cabinet foundations
 25      Piping for livestock feed water
 26      Install safety wire for port and stbd gangway
 27      Upper Foremast safety cage on ladder
 28      Door installation to "Suez Talley office"
 29      Land line for cargo operations